UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on July 13, 2025, Waters Corporation, a Delaware corporation (“Waters”), entered into (a) an Agreement and Plan of Merger (the “Merger Agreement”), by and among Waters, Becton, Dickinson and Company, a New Jersey corporation (“BD”), Augusta SpinCo Corporation, a Delaware corporation and wholly owned subsidiary of BD (“SpinCo”), and Beta Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Waters (“Merger Sub”), and (b) a Separation Agreement, by and among Waters, BD and SpinCo (together with the Merger Agreement, the “Definitive Agreements”). The Definitive Agreements provide for a Reverse Morris Trust transaction pursuant to which, subject to the terms and conditions of the Definitive Agreements, (i) BD will transfer (or cause to be transferred) and SpinCo will accept and assume (or cause to be accepted and assumed) all of the rights, titles and interests to and under certain assets and liabilities relating to BD’s Biosciences and Diagnostic Solutions business, (ii) BD will distribute to its stockholders all of the issued and outstanding shares of common stock, $0.01 par value per share, of SpinCo (“SpinCo Common Stock”) held by BD by way of a pro rata distribution (the “Spin-Off” and the disposition by BD of 100% of the SpinCo Common Stock by way of the Spin-Off, the “Distribution”) and (iii) following the Distribution, Merger Sub will be merged with and into SpinCo, with SpinCo surviving the merger (the “Merger”), and all SpinCo Common Stock will be converted into the right to receive shares of common stock, $0.01 par value per share, of Waters, as calculated and subject to adjustment as set forth in the Merger Agreement. When the Merger is completed, SpinCo will become a wholly owned subsidiary of Waters.

In connection with the Merger, Waters has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including, among other filings, a registration statement on Form S-4 (File No. 333-292087) (as amended, the “Registration Statement”) that included a preliminary proxy statement/prospectus of Waters, for the solicitation of proxies in connection with the special meeting of Waters’ stockholders, to be held on January 27, 2026, to vote upon matters necessary to complete the Merger. The Registration Statement was declared effective by the SEC on December 23, 2025. Following the effectiveness of the Registration Statement, Waters commenced the mailing of the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) to its stockholders on December 23, 2025.

Certain Litigation

In connection with the Merger, since the initial filing of the Registration Statement, two lawsuits have been filed by purported stockholders of Waters in the Supreme Court of the State of New York, New York County under the captions Ryan Carroll v. Waters Corporation, et al., No. 650159/2026 and Joseph Clark v. Waters Corporation, et al., No. 650180/2026 (collectively, the “Complaints”) alleging, among other things, that the Proxy Statement/Prospectus omitted certain purportedly material information that rendered such document incomplete and misleading. In addition, Waters has received demand letters (the “Demand Letters”) from purported stockholders of Waters that similarly allege that the Proxy Statement/Prospectus omitted certain purportedly material information that rendered such document incomplete and misleading.

It is possible that additional or similar complaints or demand letters may be received by Waters alleging similar or additional disclosure claims between the date of this Current Report on Form 8-K and the consummation of the transactions contemplated by the Definitive Agreements. If any such additional or similar complaints or demand letters are received, Waters may not necessarily disclose such events.

Waters believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with all applicable law, that no further disclosure beyond that already contained in the Proxy Statement/Prospectus is required under applicable law, and believes it has meritorious arguments against the Complaints and the Demand Letters. However, in order to moot these disclosure claims, and to minimize any risk of delay to the consummation of the Merger or other adverse effects on the transactions contemplated by the Definitive Agreements, and to avoid the costs, risks and uncertainties inherent in defending such lawsuits, without admitting any culpability, liability or wrongdoing, Waters has determined to voluntarily supplement certain disclosures in the Proxy Statement/Prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Waters specifically denies all allegations that any additional disclosure was or is required or material. Waters’ board of directors continues to recommend unanimously that you vote “FOR” the proposals being considered at the special meeting of Waters’ stockholders.

SUPPLEMENTAL DISCLOSURES

The Supplemental Disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement/Prospectus, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Proxy Statement/Prospectus. The inclusion in the Supplemental Disclosures of certain summary unaudited prospective financial information should not be regarded as an indication that any of Waters, BD or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, such information to be material or to be necessarily predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Proxy Statement/Prospectus. For clarity, new text within restated paragraphs from the Proxy Statement/Prospectus is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement/Prospectus is highlighted with ~~strikethrough text~~.

The following supplemental disclosure amends and restates in its entirety the second full paragraph on page 92 of the Proxy Statement/Prospectus concerning the Background of the Merger.

On February 5 and 6, 2025, the Waters Board held regularly scheduled in-person meetings. The Waters Senior Management Team, as well as Waters employees involved in the evaluation of the potential transaction with the BDS Business, were also present at the meetings and presented on, among other topics, capital allocation options with respect to Waters’ free cash flow, including (among others) share buybacks and potential M&A opportunities. During those meetings, members of Waters’ Senior Management Team reviewed with the Waters Board several potential M&A opportunities (including three potential strategic all-cash targets under active consideration) based on strategic fit, value creation opportunities and actionability. Dr. Batra also updated the Waters Board regarding BD’s recent announcement to separate the BDS Business from the rest of BD, possibly structured as a tax-efficient RMT transaction. The Waters Senior Management Team discussed with the Waters Board conducting preliminary “outside-in” due diligence and the opportunity to obtain information from BD with respect to the BDS Business in order to explore the potential strategic fit between the two businesses. The Waters Board was supportive of pursuing these avenues to make a preliminary determination of whether Waters should dedicate the time and resources required in connection with a further exploration of a potential business combination involving the two businesses. The Waters Board then instructed the Waters Senior Management Team to engage and work with financial and legal advisors, as well as consultants to conduct “outside-in” due diligence and to present their assessment of potential strategic targets to the pre-existing Waters Audit and Finance Committee (the “Waters A&F Committee”), which, pursuant to its charter, has the power and authority to, among other things, assist the Waters Board in fulfilling its oversight responsibilities relating to Waters’ management of major financial strategies, including by making recommendations to the Waters Board in respect of a potential transaction.

The following supplemental disclosure amends and restates in its entirety the second full paragraph on page 94 of the Proxy Statement/Prospectus concerning the Background of the Merger.

On March 5, 2025, Waters submitted a preliminary non-binding indication of interest (the “March 2025 Proposal”) to BD, which contemplated a tax-efficient RMT transaction and providing cash proceeds to BD in an amount that would be sufficient to maintain, and potentially reduce, BD’s net leverage level after giving effect to the transaction. The March 2025 Proposal indicated that, while sizing of synergies remained subject to due diligence, Waters anticipated strong revenue and cost synergy opportunities from a potential combination, including in areas such as cross-selling Waters products upstream into research markets, promoting LC-MS in clinical diagnostics and optimizing logistics, procurement and related costs. The March 2025 Proposal included a request that the parties enter into a confidentiality agreement in order to exchange information regarding potential synergies and engage in customary due diligence; however, neither the March 2025 Proposal, nor any future proposals by Waters, included specific details regarding post-closing employment arrangements with Waters for any member of management of BD or the BDS Business. The March 2025 Proposal did not include any proposal with respect to the valuation of the BDS Business or the pro forma ownership split of the combined company. The parties both believed that a tax-efficient RMT transaction was the appropriate transaction structure for a transaction between Waters and the BDS Business, and no other transaction structures were contemplated between the parties.

The following supplemental disclosure amends and restates in its entirety the fifth full paragraph on page 94 of the Proxy Statement/Prospectus concerning the Background of the Merger.

On March 10, 2025, BD delivered to Waters a draft mutual confidentiality agreement. Following negotiations, Waters and BD executed the confidentiality agreement on March 14, 2025, which did not contain a “standstill” provision or a “don’t ask, don’t waive” provision.

The following supplemental disclosure amends and restates in its entirety the second full paragraph on page 108 of the Proxy Statement/Prospectus concerning the Background of the Merger.

On July 11, 2025, the Waters Senior Management Team, representatives of BD (including Mr. Kanda and representatives of BD’s corporate development and operational teams) and their respective legal advisors met to discuss the status of the potential transaction and key open issues. The key open items included among others, the number of directors BD will be entitled to nominate to the board of directors of the combined company post-merger and the amount of the termination fee. No discussions or negotiations regarding which potential directors would be designated by BD occurred between Waters and BD until after the Merger Agreement was executed. Similarly, no discussions or negotiations regarding post-closing employment arrangements with Waters for any member of management of BD or the BDS Business occurred between Waters and BD prior to the execution of the Merger Agreement.

The table following the second paragraph after the sub-heading “Waters Standalone Baseline Financial Projections” on page 120 of the Proxy Statement/Prospectus is hereby supplemented by adding the rows in bold as follows:

	Fiscal Year ending December 31,
(USD in millions)	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Revenue	$3,106	$3,293	$3,532	$3,798	$4,084	$4,370	$4,665	$4,968	$5,279	$5,596
Adjusted EBITDA(1)	$1,114	$1,195	$1,296	$1,410	$1,541	$1,678	$1,822	$1,972	$2,122	$2,276
Less: Taxes	(159)	(171)	(186)	(203)	(223)	(243)	(264)	(287)	(309)	(331)
Less: Inc. / (Dec.) in Net Working Capital	(27)	(34)	(43)	(48)	(51)	(51)	(53)	(55)	(56)	(57)
Less: Capex	(156)	(165)	(177)	(190)	(204)	(218)	(233)	(248)	(264)	(280)
Unlevered Free Cash Flow(2)	$772	$825	$890	$969	$1,063	$1,166	$1,272	$1,382	$1,493	$1,608

The table following the fourth full paragraph after the sub-heading “Waters Standalone Advocacy Case Financial Projections” on page 120 is hereby supplemented by adding the rows in bold as follows:

	Fiscal Year ending December 31,
(USD in millions)	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Revenue	$3,135	$3,368	$3,635	$3,929	$4,244	$4,572	$4,921	$5,275	$5,640	$6,002
Adjusted EBITDA(1)	$1,129	$1,247	$1,380	$1,533	$1,703	$1,886	$2,088	$2,301	$2,528	$2,761
Less: Taxes	(161)	(180)	(199)	(223)	(248)	(276)	(307)	(338)	(373)	(408)
Less: Inc. / (Dec.) in Net Working Capital	(32)	(42)	(48)	(53)	(57)	(59)	(63)	(64)	(66)	(65)
Less: Capex	(158)	(170)	(183)	(198)	(214)	(231)	(249)	(267)	(285)	(303)
Unlevered Free Cash Flow (2)	$778	$855	$950	$1,059	$1,184	$1,320	$1,469	$1,632	$1,804	$1,985

The table following the fourth paragraph after the sub-heading “Waters Management Adjusted SpinCo Financial Projections” on page 122 of the Proxy Statement/Prospectus is hereby supplemented by adding the rows in bold as follows:

	Fiscal Year ending December 31,
(USD in millions)	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Revenue	$3,354	$3,505	$3,679	$3,894	$4,127	$4,380	$4,647	$4,934	$5,242	$5,575
Adjusted EBITDA(1)	$928	$944	$999	$1,086	$1,183	$1,290	$1,398	$1,517	$1,640	$1,772
Less: Taxes	(146)	(152)	(160)	(174)	(192)	(211)	(230)	(251)	(273)	(297)
Less: Inc. / (Dec.) in Net Working Capital	(1)	(35)	(40)	(50)	(54)	(58)	(61)	(66)	(71)	(77)
Less: Capex	(147)	(151)	(154)	(160)	(167)	(175)	(184)	(192)	(202)	(212)
Unlevered Free Cash Flow(2)	$634	$606	$645	$703	$771	$845	$924	$1,007	$1,094	$1,187

The following supplemental disclosure amends and restates in its entirety the second full paragraph on page 128 of the Proxy Statement/Prospectus following the sub-heading “Discounted Cash Flow Analysis.”

To calculate the estimated enterprise value of Waters using the discounted cash flow method, Barclays added (1) the present value of Waters’ projected unlevered free cash flows for the period between January 1, 2025 and December 31, 2034 based on the Waters Stand-alone Baseline Financial Projections to (2) the present value of the terminal value of Waters as of December 31, 2034, which present values were discounted using a range of selected discount rates from 9.0% to 10.0%. The unlevered free cash flows were calculated by taking the tax-effected earnings before interest and, adding back the aggregate of depreciation and amortization, subtracting capital expenditures and adjusting for changes in net working capital. The residual value of Waters at the end of the forecast period, or “terminal value,” was estimated by applying a range of terminal exit multiples of 16.0x to 18.0x, which was derived by Barclays utilizing its professional judgment and experience and based on the Selected Precedent Transactions Analysis, and applying such range to Waters’ estimated next twelve month (“NTM”) Adjusted EBITDA as of December 31, 2034 of approximately $2.3 billion, as provided by and approved for Barclay’s use by Waters management. The range of discount rates of 9% to 10% was selected based on an analysis of the weighted average cost of capital of Waters. The weighted average cost of capital was calculated by multiplying the estimated cost of each capital source (debt and equity) by its relevant weight, then adding the two products together. The estimated cost of equity was obtained using the capital asset pricing model, which takes into account the risk-free rate, the levered beta and the applicable equity market risk premium, and the estimated cost of debt was based on Waters’ estimated borrowing cost. The discounted cash flow analysis based on the terminal multiples implied a range of equity values for Waters of $20.9 billion to $24.7 billion and values per share of Waters Common Stock as of July 11, 2025 of $348.11 to $410.57.

The following supplemental disclosure amends and restates in its entirety the first full paragraph on page 129 of the Proxy Statement/Prospectus following the sub-heading “Discounted Cash Flow Analysis.”

To calculate the estimated enterprise value of the BDS Business using the discounted cash flow method, Barclays added (1) the present value of the projected unlevered free cash flows of the BDS Business for the period between January 1, 2025 and December 31, 2034 based on Waters Management Adjusted SpinCo Financial Projections to (2) the present value of the terminal value of the BDS Business as of December 31, 2034, which present values were discounted using a range of selected discount rates from 9.0% to 10.0%. The unlevered free cash flows were calculated by taking the tax-effected earnings before interest and adding back the aggregate of depreciation and amortization, subtracting capital expenditures and adjusting for changes in net working capital. The residual value of the BDS Business at the end of the forecast period, or terminal value, was estimated by applying a range of terminal multiples of 16.0x to 18.0x, which was derived by Barclays utilizing its professional judgment and experience and the results of Barclays’ Selected Precedent Transaction Analysis and applying such range to the BDS Business’s estimated NTM Adjusted EBITDA as of December 31, 2034 of approximately $1.8 billion, as provided by and approved for Barclay’s use by Waters management, both with and without taking into account Waters Management Expected Synergies. The range of discount rates of 9.0% to 10.0% was selected based on an analysis of the weighted average cost of capital of the BDS Business. The weighted average cost of capital was calculated by multiplying the estimated cost of each capital source (debt and equity) by its relevant weight, then adding the two products together. The estimated cost of equity was obtained using the capital asset pricing model, which takes into account the risk-free rate, the levered beta and the applicable equity market risk premium, and the estimated cost of debt was based on the BDS Business’ estimated borrowing cost. This resulted in implied enterprise value ranges of $16.8 billion to $19.7 billion on a stand-alone basis, without taking into account Waters Management Expected Synergies, and $19.6 billion to $23.1 billion, taking into account Waters Management Expected Synergies.

The list following the first full paragraph after the sub-heading “Selected Comparable Company Analysis – Waters” on page 129 of the Proxy Statement/Prospectus is hereby amended and restated by the following table and the first full paragraph on page 130 of the Proxy Statement/Prospectus is hereby amended and restated as follows:

	EV / Adj. EBITDA ‘25 Multiple	EV / Adj. EBITDA ‘26 Multiple
Thermo Fisher Scientific	17.7x	16.2x
Danaher Corporation	21.0x	19.2x
Agilent Technologies, Inc.	18.4x	16.9x
Revvity, Inc.	16.0x	14.7x
Avantor, Inc.	11.1x	10.4x
Qiagen N.V.	14.5x	13.5x
Bio-Rad Laboratories, Inc.	16.9x	15.2x
Mettler Toledo	22.5x	20.9x
Bio-Techne Corporation	19.5x	17.6x
Bruker Corporation	13.2x	12.0x

Barclays calculated and compared various financial multiples and ratios of Waters and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each company’s ratio of enterprise value to projected earnings before interest, taxes, depreciation, and amortization (for the purposes of this section, “EBITDA”). Enterprise value and EBITDA calculations for the selected publicly traded comparable companies (as indicated in the table above) were based on publicly available financial data, and closing prices, as of July 11, 2025.

The list following the first full paragraph after the sub-heading “Selected Comparable Company Analysis – BDS Business” on page 131 of the Proxy Statement/Prospectus is hereby amended and restated by the following table and the first full paragraph on page 131 of the Proxy Statement/Prospectus is hereby amended and restated as follows:

	EV / Adj. EBITDA ‘25 Multiple	EV / Adj. EBITDA ‘26 Multiple
Thermo Fisher Scientific	17.7x	16.2x
Danaher Corporation	21.0x	19.2x
Agilent Technologies, Inc.	18.4x	16.9x
Revvity, Inc.	16.0x	14.7x
Avantor, Inc.	11.1x	10.4x
Qiagen N.V.	14.5x	13.5x
Bio-Rad Laboratories, Inc.	16.9x	15.2x
Mettler Toledo	22.5x	20.9x
Waters	20.0x	18.6x
Bio-Techne Corporation	19.5x	17.6x
Brucker Corporation	13.2x	12.0x
BioMérieux SA	14.0x	12.7x
Diasorin	13.8x	12.3x

Barclays calculated and compared various financial multiples and ratios of the BD Biosciences and Diagnostic Solutions Business and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each company’s ratio of enterprise value to projected EBITDA. Enterprise value and EBITDA calculations for the selected publicly traded comparable companies (as indicated in the table above) were based on publicly available financial data, and closing prices, as of July 11, 2025.

The table following the first full paragraph after the sub-heading “Selected Precedent Transactions Analysis – Waters” on page 132 of the Proxy Statement/Prospectus is hereby supplemented by adding the columns in bold as follows:

Date Announced	Acquiror	Target	Transaction Value (in billions)	Approx. LTM Multiples
March 2024	Ingersoll Rand	ILC Dover	~$2.4	~17.5x
October 2023	Thermo Fisher	Olink	~$3.1	NM
August 2023	Danaher	Abcam	~$5.7	~32.2x
March 2023	Sartorius	Polyplus	~$2.6	NM
February 2023	Waters	Wyatt Technology	~$1.4	~27.2x
June 2022	EQT	SPT Labtech	~$0.8	~25.1x
December 2021	Thermo Fisher	PeproTech	~$1.9	NM
September 2021	Avantor	Masterflex	~$2.7	N/A
July 2021	PerkinElmer, Inc	BioLegend, Inc	~$5.3	N/A
June 2021	Tecan Group AG	Paramit Corp	~$1.0	~20.0x
July 2019	Agilent Technologies	Biotek Instruments	~$1.1	N/A
February 2019	Danaher	General Electric (Biopharma business)	~$20.0	~18.5x
March 2018	Danaher	IDT	~$2.1	~24.2x
May 2016	Thermo Fisher	FEI	~$4.1	~19.4x
January 2016	Thermo Fisher	Affymetrix	~$1.3	~20.4x
May 2015	Danaher	Pall	~$13.9	~22.2x
September 2014	Merck KGaA	Sigma-Aldrich	~$16.4	~19.7x
April 2013	Thermo Fisher	Life Technologies	~$15.7	~13.7x

The table following the first full paragraph after the sub-heading “Selected Precedent Transactions Analysis – BDS Business” on page 133 of the Proxy Statement/Prospectus is hereby supplemented by adding the columns in bold as follows:

Date Announced	Acquiror	Target	Transaction Value (in billions)	Approx. LTM Multiples
March 2024	Ingersoll Rand	ILC Dover	~$2.4	~17.5x
October 2023	Thermo Fisher	Olink	~$3.1	NM
August 2023	Danaher	Abcam	~$5.7	~32.2x
March 2023	Sartorius	Polyplus	~$2.6	NM
February 2023	Waters	Wyatt Technology	~$1.4	~27.2x
November 2022	Werfen S.A.	Immucor, Inc.	~$2.0	N/A
October 2022	Thermo Fisher	The Binding Site	~$2.6	~36.4x
July 2022	SJL Partners / SD Biosensor	Meridian Bioscience	~$1.5	~13.9x
June 2022	EQT	SPT Labtech	~$0.8	~25.1x
December 2021	Thermo Fisher	PeproTech	~$1.9	NM
December 2021	Quidel	Ortho Clinical Diagnostics	~$8.0	~16.2x
September 2021	Avantor	Masterflex	~$2.7	N/A
July 2021	PerkinElmer, Inc	BioLegend, Inc	~$5.3	N/A
June 2021	Tecan Group AG	Paramit Corp	~$1.0	~20.0x
April 2021	DiaSorin S.p.A.	Luminex Corp	~$1.8	~21.0x
March 2021	Roche Holding AG	GenMark Diagnostics, Inc	~$1.8	NM
July 2019	Agilent Technologies	Biotek Instruments	~$1.1	N/A
February 2019	Danaher	General Electric (Biopharma business)	~$20.0	~18.5x
March 2018	Danaher	IDT	~$2.1	~24.2x
June 2017	PerkinElmer, Inc	EUROIMMUN	~$1.3	~22.6x
September 2016	Danaher	Cepheid	~$4.0	NM
May 2016	Thermo Fisher	FEI	~$4.1	~19.4x
February 2016	Abbott	Alere	~$7.6	~15.2x
January 2016	Thermo Fisher	Affymetrix	~$1.3	~20.4x
May 2015	Danaher	Pall	~$13.9	~22.2x
September 2014	Merck KGaA	Sigma-Aldrich	~$16.4	~19.7x
April 2013	Thermo Fisher	Life Technologies	~$15.7	~13.7x

The following supplemental disclosure amends and restates in its entirety the first paragraph on page 135 of the Proxy Statement/Prospectus following the sub-heading “Waters Broker Target Prices Analysis.”

Barclays reviewed the target prices published by sixteen (16) brokers covering Waters. The per share price target range for Waters common stock was $350.00 to $460.00, with a median of approximately $375.00.

Additional Information and Where to Find It

This Current Report on Form 8-K (this “Current Report”) is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, SpinCo and BD, the parties have filed relevant materials with the SEC, including, among other filings, a registration statement on Form S-4 filed by Waters (the “Form S-4”) that includes a preliminary proxy statement/prospectus of Waters, and a registration statement on Form 10 filed by SpinCo (the “Form 10”) that incorporates by reference certain portions of the Form S-4 and serves as an information statement in connection with the spin-off of SpinCo from BD. The Form S-4 was declared effective by the SEC on December 23, 2025, and Waters filed a definitive proxy statement/prospectus with the SEC on December 23, 2025. The definitive proxy statement/prospectus was mailed, on or about December 23, 2025, to Waters stockholders of record as of December 19, 2025. The Form 10 was declared effective on December 31, 2025. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the definitive proxy statement/prospectus and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading “Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Participants in the Solicitation

Waters and BD and their respective directors and executive officers may be considered participants in the solicitation of proxies from Waters’ stockholders in connection with the proposed transaction. Information about the directors and executive officers of Waters is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 25, 2025, and its proxy statement for its 2025 annual meeting, which was filed with the SEC on April 9, 2025. To the extent holdings of Waters’ securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Waters and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus filed with the SEC and other relevant materials filed with or to be filed with the SEC regarding the proposed transaction. Information about the directors and executive officers of BD is set forth in its Annual Report on Form 10-K for the year ended September 30, 2025, which was filed with the SEC on November 25, 2025, and its proxy statement for its 2026 annual meeting, which was filed with the SEC on December 18, 2025. To the extent holdings of BD’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and from Waters’ website and BD’s website as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction among Waters, BD and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, the expected benefits of the proposed transaction, including the amount and timing of synergies from the proposed transaction, the tax consequences of the proposed transaction, the terms and scope of the expected financing in connection with the proposed transaction, the aggregate amount of indebtedness of the combined company following the closing of the proposed transaction, the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Waters may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that have been filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report. None of Waters, BD or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

It should also be noted that projected financial information for the combined businesses of Waters and SpinCo is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Waters or SpinCo. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed acquisition may not be satisfied; a regulatory approval that may be required for the proposed acquisition is delayed, is not obtained or is obtained subject to conditions that are not anticipated; Waters is unable to achieve the synergies and value creation contemplated by the proposed acquisition; Waters is unable to promptly and effectively integrate SpinCo’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed acquisition; legal proceedings are instituted against Waters, BD or the combined company; Waters, SpinCo or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed acquisition has a negative effect on the market price of the capital stock of Waters and BD or on Waters’ and BD’s operating results.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: January 16, 2026	By:	/s/ Amol Chaubal
	Name:	Amol Chaubal
	Title:	Senior Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)